UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 3, 2007 (May 2, 2007)

JOURNAL REGISTER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

790 Township Line Road, Yardley, Pennsylvania		19067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable
(Former Name or Former Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangement of Certain Officers.

On May 2, 2007, at the Annual Meeting of Stockholders, the stockholders of Journal Register Company (the “Company”) approved the Amended and Restated 1997 Stock Incentive Plan (the “Plan”). The Company's Board of Directors previously approved the Plan subject to stockholder approval. All directors, officers, employees and consultants of the Company and its subsidiaries are eligible to receive awards under the Plan. Under the Plan, the Compensation Committee may grant stock options, stock appreciation rights or full value awards (including restricted stock and restricted stock units).

This description of the Plan is qualified in its entirety by reference to the actual Plan, which was filed as Exhibit A to the Company’s Definitive 2007 Annual Meeting Proxy Statement on Schedule 14A (File no. 1-12955) filed on April 2, 2007 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	Journal Register Company Amended and Restated 1997 Stock Incentive Plan
(incorporated by reference to Exhibit A to the Company’s Definitive 2007 Annual
Meeting Proxy Statement on Schedule 14A (File no. 1-12955) filed on April 2,
2007).

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)
Date: May 3, 2007	/s/ Edward J. Yocum
By: Edward J. Yocum Title: Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit Description

10.1	Journal Register Company Amended and Restated 1997 Stock Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive 2007 Annual Meeting Proxy Statement on Schedule 14A (File no. 1-12955) filed on April 2, 2007).